INTERNATIONAL SHIPHOLDING CORPORATION

                              LETTER OF TRANSMITTAL
                                       FOR
                                OFFER TO EXCHANGE
                      7 3/4% SERIES B SENIOR NOTES DUE 2007
                               FOR ALL OUTSTANDING
                      7 3/4% SERIES A SENIOR NOTES DUE 2007


        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                     ON MARCH ___, 1998, UNLESS EXTENDED BY
                      INTERNATIONAL SHIPHOLDING CORPORATION
                    (AS SO EXTENDED, THE "EXPIRATION DATE").

                               THE EXCHANGE AGENT
                           FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

                              FOR DELIVERY BY MAIL/
                        HAND DELIVERY/OVERNIGHT DELIVERY:

                              The Bank of New York
                  Corporate Trust Services Window, Ground Level
                               101 Barclay Street
                               New York, NY 10286
                                     Attn:

                   FOR DELIVERY BY REGISTERED CERTIFIED MAIL:

                              The Bank of New York
                             101 Barclay Street, 7E
                               New York , NY 10286
                                      Attn:
           BY FACSIMILE TRANSMISSION (FOR ELIGIBLE INSTITUTIONS ONLY):

                                      (212)

                               TO CONFIRM RECEIPT:

                                      (212)
                                       or
                                      (800)

(Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.)

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


         The undersigned hereby acknowledges receipt and review of the Prospectus dated February ___, 1998 (the "Prospectus") of International Shipholding Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 7 3/4% Series B Senior Notes due 2007 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its currently issued and outstanding 7 3/4% Series A Senior Notes due 2007 (the "Old Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent and each registered holder of the Old Notes of any extension by oral or written notice prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter of Transmittal is to be used by a holder of Old Notes if
(i) original Old Notes, if available, are to be forwarded herewith or (ii) tenders of Old Notes are to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer - Book-Entry Transfer." Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The term "holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amount on a separate signed schedule and affix the list to this Letter of Transmittal.


                                         DESCRIPTION OF OLD NOTES TENDERED

Name(s) and Address(es) of Registered Owner(s) as (it/they) appear(s) on the 7 3/4% Series A Senior Notes due 2007

                                                                 Certificate       Aggregate Principal     Principal
                                                                   Numbers         Amount Represented        Amount
                                                                of Old Notes*         by Old Notes          Tendered
                                                                                     Total Principal
                                                                                      Amount of Old
                                                                                    Notes Tendered**

        (If additional space is required, attach a continuation sheet in substantially the above form.)

*        Need not be completed by book-entry holders.

** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

                               METHOD OF DELIVERY

o   Check here if tendered Old Notes are enclosed herewith.

o Check here if tendered Old Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Book-Entry Transfer Facility and complete the following:

         Name of Tendering Institution:.................................
         Account Number:  ..............................................
         Transaction Code Number:  .....................................

o Check here if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

         Name(s) of Registered Holder(s):...............................
         ...............................................................
         Date of Execution of Notice of Guaranteed Delivery:............
         Window Ticket Number (if available):...........................
         Name of Eligible Institution that guaranteed delivery:  .......
         ...............................................................
         Account Number (if delivered by book-entry transfer): .........

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         1. The undersigned hereby tenders to the Company the Old Notes described above pursuant to the Company's offer of $1,000 principal amount of registered New Notes, in exchange for each $1,000 principal amount of the Old Notes, upon the terms and subject to the conditions contained in this Letter of Transmittal and in the Prospectus, receipt of which is hereby acknowledged.

         2. The undersigned hereby represents and warrants that it has full authority to tender, exchange, assign and transfer the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of Old Notes.

         3. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

         4. The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), and Morgan Stanley & Co. Inc., SEC No-Action Letter (available June 5, 1991), as interpreted in the SEC's No-Action Letter to Shearman & Sterling dated July 2, 1993, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such New Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act and any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes.

         5. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

         (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is the holder;

         (ii) neither the holder nor such other person has any arrangement or understanding with any person to participate in the distribution of such New Notes; and

         (iii) neither the holder nor such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         6. The undersigned may, if, and only if, unable to make all of the representations and warranties contained in Item 5 above, elect to have its Old Notes registered in the shelf registration statement described in the registration rights agreement (the "Registration Rights Agreement") dated as of January 22, 1998 between the Company and the Initial Purchasers. Such election may be made by checking the box under "Special Registration Instructions" on page 6 hereof. By making such election, the undersigned agrees, as a holder of Transfer Restricted Securities participating in a shelf registration, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other reasonable expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus, or in any supplement thereto or amendment thereof, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only with respect to information relating to the undersigned furnished in writing by or on behalf of the undersigned expressly for use in such registration statement or prospectus, or any amendments or supplements thereto, or any preliminary prospectus. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions set forth therein regarding notice, retention of counsel, contribution and payment of expenses. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

         7. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Notes held for its own account were not acquired as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the Exchange Offer.

         8. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

         9. Unless otherwise indicated herein under "Special Issuance Instructions," please issue the certificates for the New Notes in the name of the undersigned.

                          SPECIAL ISSUANCE INSTRUCTION
                           (SEE INSTRUCTIONS 5 AND 6)


     To be completed only (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue
New Notes and/or Old Notes to:

Name.......................................................
                      (Type or Print)

Address....................................................

 ...........................................................
                                              (Zip Code)
 ...........................................................
      (Tax Identification or Social Security Number)

              (Complete Substitute Form W-9)

Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:

Book-Entry Transfer Facility Account Number:

 ...........................................................

           SPECIAL DELIVERY INSTRUCTIONS
             (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY if the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than as indicated above.

         o Mail o Issue (check appropriate
         boxes) certificates to:

Name................................................
                   (Type or Print)

Address.............................................

 ....................................................
                                       (Zip Code)

 ....................................................
   (Tax Identification or Social Security Number)

                        SPECIAL REGISTRATION INSTRUCTIONS

     To be completed ONLY if (i) the undersigned satisfies the conditions set forth in Item 6 above, (ii) the undersigned elects to register its Old Notes in the shelf registration statement described in the Registration Rights e. Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in Item 6 abov (SEE Item 6).

o By checking this box the undersigned hereby (i) represents that it is unable to make all of the representatf and warranties set forth in Item 5 above, (ii) elects to have its Old Notes registered pursuant to the shel registration statement described in the Registration Rights Agreement and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, Item 6 above.



                       SPECIAL BROKER-DEALER INSTRUCTIONS

o Check here if you are a broker-dealer and wish to receive additional copies of the Prospectus and any amendments or supplements thereto.

Name         .................................................................
Address      .................................................................
             .................................................................
                                                         (Zip Code)

Number of additional copies   ................................................

                                    IMPORTANT
                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
            (Complete Accompanying Substitute Form W-9 on Last Page)

 ...........................................................................

 ...........................................................................
                (Signature(s) of Registered Holders of Old Notes)

             Dated .........................................., 1997

(The above lines must be signed by the registered holder(s) of Old Notes as name(s) appear(s) on the Old Notes or nd on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed botes power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Nost to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders mu officer sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact,th of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forch his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of su person's authority so to act. See Instruction 5 regarding completion of this Letter of Transmittal, printed below.)

Name(s).....................................................................
                                              (Please Type or Print)
Capacity:...................................................................

Address:....................................................................

         ...................................................................
                                                (Include Zip Code)
Area Code and Telephone Number:  ...........................................

                        MEDALLION SIGNATURE GUARANTEE (If
                           Required by Instruction 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution: ...........................
                                                       (Authorized Signature)

 ......................................................................
                                     (Title)

 ......................................................................
                                 (Name of Firm)

 ......................................................................
                           (Address, Include Zip Code)

 ......................................................................
                        (Area Code and Telephone Number)

                Dated:..................................., 1997

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES OR BOOK-ENTRY CONFIRMATIONS.

         All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Old Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

2.       GUARANTEED DELIVERY PROCEDURES.

         If a registered holder of the Old Notes desires to tender such Old Notes and the Old Notes are not immediately available, or time will not permit such holder's Old Notes or other required documents to reach the Exchange Agent before the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if: (i) the tender is made through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by the Letter of Transmittal are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. See "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus.

3.       TENDER BY HOLDER.

         Only a registered holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder.

4.       PARTIAL TENDERS.

         Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, such holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

         No signature guarantee is required if (i) this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the tendered Old Notes) and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the Book-Entry Transfer Facility, deposited to such participant's account at such Book-Entry Transfer Facility) and neither the box entitled "Special Delivery Instructions" nor the box entitled "Special Issuance Instructions" has been completed, or (ii) such Old Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

6.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

7.       TAX IDENTIFICATION NUMBER.

         Federal income tax law requires that a holder of any Old Notes that are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

         The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

8.       VALIDITY OF TENDERS.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The Company's interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange; nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

9.       WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

10.      NO CONDITIONAL TENDER.

         No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

11.      MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

12.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

13.      WITHDRAWAL.

         Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer - Withdrawal Rights."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF
(TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL
HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF
GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE
EXPIRATION DATE.
                                       10
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
            SUBSTITUTE              PART 1 - PLEASE PROVIDE YOUR TIN                    Social Security Number
                                    IN THE BOX AT RIGHT AND CERTIFY            OR   Employer Identification Number
             FORM W-9               BY SIGNING AND DATING BELOW


    DEPARTMENT OF THE TREASURY      PART 2 -  Certification - Under penalties of perjury, I  PART 3 -
     INTERNAL REVENUE SERVICE                 certify that:

                                    (1)   The number shown on this form is my
                                          correct Awaiting TIN o Taxpayer
                                          Identification Number (or I am waiting
                                          for a number to be issued to me) and

                                    (2)   I am not subject to backup withholding either      Please complete the
PAYER'S REQUEST FOR TAXPAYER              because I have not been notified by the Internal   Certificate of Awaiting
   IDENTIFICATION NUMBER (TIN)            Revenue Service ("IRS")  that I am subject to      Taxpayer Identification
                                          backup withholding as a result of failure to       Number below.
                                          report all interest or dividends, or the IRS has
                                          notified me that I am no longer subject to backup
                                          withholding.
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Certificate Instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE                                                 DATE           , 1997


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

                        Signature                         Date            , 1997


                     CERTIFICATE FOR FOREIGN RECORD HOLDERS

     Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

                        Signature                         Date            , 1997

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